UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2005

CORE MOLDING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-12505	31-1481870
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 MANOR PARK DRIVE, P.O.BOX 28183, COLUMBUS, Ohio		43228-0183
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-870-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 3, 2005 Core Molding Technologies, Inc. (the "Company"), announced that it has completed the acquisition of certain assets of the Cincinnati Fiberglass Division (CFG) of Diversified Glass Inc., a privately held manufacturer and distributor of fiberglass reinforced plastic components supplied primarily to the heavy-duty truck market.

The press release issued by the Company is attached as Exhibit 99(a) to this report.

Item 9.01 Financial Statements and Exhibits.

All exhibits are furnished persuant to Item 8.01

Exhibit 99(a)

Press release announcing completion of the acquisition of the Cincinnati Fiberglass Division of Diversified Glass Inc..

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE MOLDING TECHNOLOGIES, INC.

August 3, 2005	By:	/s/ Herman F. Dick, Jr.

Name: Herman F. Dick, Jr.
Title: Treasurer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.(a)	Press Release